UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

______________

IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware

(State or other jurisdiction of incorporation)

1-7190	65-0854631
(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 917-7665

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 8.01

Other Events.

On July 26, 2005, Imperial Industries, Inc. (the “Company”) issued a Press Release announcing that its subsidiary Acrocrete, Inc. entered into an agreement with Degussa Wall Systems, Inc. (“Degussa”) to sell certain assets and discontinue the manufacturing of acrylic stucco products. The Company will continue the sale and marketing of the Acrocrete brand product line through its wholly-owned subsidiary, Just-Rite Supply, Inc. pursuant to a distribution agreement with Degussa.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Imperial Industries, Inc. dated July 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.
By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer/
Chief Financial Officer

Dated:

July 26, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Imperial Industries, Inc. dated July 26, 2005